UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 26, 2024

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

AGBA GROUP HOLDING LIMITED

AGBA Tower

68 Johnston Road

Wanchai, Hong Kong SAR

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On November 26, 2024, Triller Group Inc. (the “Company”), Triller Corp., (“Triller Corp.”), a wholly-owned subsidiary of the Company, Triller Hold Co LLC, (“Triller Hold Co”), a Delaware limited liability company and a wholly-owned Subsidiary of the Company, and Convoy Global Holdings Limited, a Cayman Islands limited company, were served with a summon and a notice of motion for summary judgment in lieu of compliant filed by YA II PN, Ltd. (the “Plaintiff”), a Cayman Islands exempt limited partnership, in the Supreme Court of the State of New York County of New York for the payment of for $35,546,302.19, plus default interest that continues to accrue, pre-judgment interest, costs, legal fees, and expenses. The Plaintiff alleged that the defendants were in default of (i) that certain Amended and Restated Secured Convertible Promissory Note, Number AGBA-1, dated as of June 28, 2024, delivered by the Company to the Plaintiff (as amended, the “Note”), (ii) that certain Second Amended and Restated Standby Equity Purchase Agreement, dated as of June 28, 2024, by and among the Company, the Plaintiff and Triller Corp. (the “SEPA”), (iii) that certain Amended and Restated Guaranty Agreement, dated as of June 28, 2024, by and among Triller Corp., Triller Hold Co and the Plaintiff (the “Triller Guaranty”), (iv) that certain Amended and Restated Pledge Agreement, dated June 28, 2024, by and between Triller Hold Co and the Plaintiff (the “Triller Pledge Agreement”), (v) that certain Guaranty Agreement, dated as of June 28, 2024, by and between Convoy Global Holdings Limited, and the Plaintiff, (vi) that certain Pledge Agreement, dated as of June 28, 2024, by and between the Company and the Plaintiff (the “Company Guaranty”), and (vii) that certain Amended and Restated Registration Rights Agreement, dated as of June 28, 2024, by and between the Company and the Plaintiff (the “Registration Rights Agreement”). The Company intends to defend itself vigorously. No prediction can be made as to the outcome of the lawsuit.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: December 3, 2024

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